UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2021(September 17, 2021)

ENNIS, INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	1-5807	75-0256410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2441 Presidential Pkwy.
Midlothian, Texas		76065
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 775-9801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	EBF	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On September 16, 2021, Godfrey M. Long, Jr. resigned his position as a member of the Board of Directors of the Company (the “Board”) which was accepted by the Board on September 17, 2021. Mr. Long’s resignation from the Board was not because of any disagreement with the Company or the Board.

(d)

On September 17, 2021, the Board elected Margaret A. Walters to fill the seat formerly occupied by Mr. Long. Mrs. Walters will serve as a director with a term of office expiring at the Company’s 2024 annual meeting of stockholders.

Mrs. Walters has had an important, though informal, role with the Company since her husband, Keith Walters, was appointed as CEO in 1997. As a trained educator with expertise in curriculum development, Mrs. Walters was instrumental in helping craft the standard cost training curriculum and tools that are used in the acquisition and integration of new manufacturing plants and the training of plant managers, which has been a significant contribution to the Company’s ability to consistently maintain its healthy operating margins. For nearly 25 years, Mrs. Walters has helped cultivate important relationships with suppliers, distributors, and other printing companies through her regular attendance at industry events and trade shows. Through the relationships she has established over the years, Mrs. Walters has played an integral role in completing some of the Company’s most important acquisitions. Given her substantial understanding of the Company’s culture and operating practices and the goodwill she has developed with many in the printing industry, the Board believes that Mrs. Walters is a valuable addition to the Board.

Mrs. Walters will be eligible to participate in the Company’s standard compensation arrangements for non-employee directors, consisting of an annual cash retainer, meeting fees, stock options and restricted stock, as described in the Company’s proxy statement filed with the Securities and Exchange Commission. Mrs. Walters will not be an independent director and therefore will not serve on any Committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ennis, Inc.

Date:	September 20, 2021	By:	/s/ Vera Burnett
Chief Financial Officer